Exhibit 4.2

Execution Version

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE, dated as of June 23, 2022 (this “Supplemental Indenture”), among Universal Health Services, Inc., a Delaware corporation (the “Issuer”), each of the direct or indirect subsidiaries of the Issuer identified on Schedule 1 attached hereto as a guaranteeing subsidiary (each, a “Guaranteeing Subsidiary” and collectively, the “Guaranteeing Subsidiaries”), the other Guarantors (as defined in the Indenture (defined below)), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer and the Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of August 24, 2021 (the “Indenture”), providing for the issuance of (i) 1.650% Senior Secured Notes due 2026 and (ii) 2.650% Senior Secured Notes due 2032 (collectively, the “Notes”);

WHEREAS, the Issuer, the Guarantors and the Guaranteeing Subsidiaries have authorized the execution and delivery of this Supplemental Indenture, and all things necessary to make this Supplemental Indenture a valid agreement of the Issuer, the Guarantors, the Guaranteeing Subsidiaries and the Collateral Agent have been done;

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally Guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture;

WHEREAS, Section 9.01(a)(5) of the Indenture provides that the Trustee may amend the Indenture to add a Guarantor of the Notes; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.Guarantor. Each Guaranteeing Subsidiary hereby agrees to be a Guarantor under this Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including Article 10 thereof.

3.Ratification of the Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

4.Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Waiver of Jury Trial.  EACH OF THE ISSUER, EACH GUARANTOR, EACH GUARANTEEING SUBSIDIARY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

6.Counterparts.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7.Headings.  The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signature Page of Supplemental Indenture Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

UNIVERSAL HEALTH SERVICES, INC.,

as Issuer

By:    /s/ Steve Filton

Name:Steve Filton

Title:Executive Vice President, Chief Financial Officer

and Secretary

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:    /s/ George J. Rayzis

Name:George J. Rayzis

Title:Vice President

Signature Page of Supplemental Indenture

GUARANTEEING SUBSIDIARIES:

RIDGE OUTPATIENT COUNSELING, L.L.C.

By: UHS of Ridge, LLC, its sole member

By:    /s/ Steve Filton

Name: Steve Filton

Title:   Vice President

RIVERSIDE MEDICAL CLINIC PATIENT SERVICES, L.L.C.

By: UHS of Delaware, Inc., its Sole Member

By:    /s/ Steve Filton

Name: Steve Filton

Title:   Executive Vice President and Chief Financial

Officer

FOREST VIEW PSYCHIATRIC HOSPITAL, INC.

By :   /s/ Steve Filton

Name: Steve Filton

Title:   Vice President

Signature Page of Supplemental Indenture

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP

By: BHC of Indiana, General Partnership,

       its General Partner

By: Columbus Hospital Partners, LLC,

       its General Partner

By: Lebanon Hospital Partners, LLC,

       its General Partner

By: Northern Indiana Partners, LLC,

       its General Partner

By: Valle Vista Hospital Partners, LLC,

       its General Partner

By: BHC Healthcare, LLC,

       the Sole Member of each of the

       above General Partners

By: BHC Holdings, Inc.

       its Sole Member

By: :    /s/ Steve Filton

Name: Steve Filton

Title:   Vice President

By: Indiana Psychiatric Institutes, LLC,

       its General Partner

By: BHC Healthcare, LLC,

       its Sole Member

By: BHC Holdings, Inc.

       its Sole Member

By: :    /s/ Steve Filton

Name: Steve Filton

Title:   Vice President

GUARANTORS:

[Guarantor signature blocks begin on the following page]

Signature Page of Supplemental Indenture

UHS OF DELAWARE, INC.

By   /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President and Chief Financial Officer

Signature Page of Supplemental Indenture

LANCASTER HOSPITAL CORPORATION

MERION BUILDING MANAGEMENT, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

UHS HOLDING COMPANY, INC.

UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC.

UHS OF D.C., INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

MCALLEN MEDICAL CENTER, INC.

SPARKS FAMILY HOSPITAL, INC.

UHS OF RIVER PARISHES, INC.

UHS OF TEXOMA, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

By:    /s/ Steve Filton

Name: Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

ABS LINCS SC, INC.

ABS LINCS VA, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

ASCEND HEALTH CORPORATION

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION - SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC.

CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC.

TEMECULA VALLEY HOSPITAL, INC.

TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

Signature Page of Supplemental Indenture

UHS OF TIMBERLAWN, INC.

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS OF MADERA, INC.

By:    /s/ Steve Filton

Name:Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

AIKEN REGIONAL MEDICAL CENTERS, LLC

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC

PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC

THE BRIDGEWAY, LLC

TURNING POINT CARE CENTER, LLC

UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC

UHS OF GREENVILLE, LLC

UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC

UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC

UHS OF TUCSON, LLC

UHS SUB III, LLC

UHSD, L.L.C.

WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Executive Vice President, Secretary and Chief Financial            Officer

Signature Page of Supplemental Indenture

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:   /s/ Steve Filton

Name:Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER LLC

By: Keystone/CCS Partners LLC
Its sole member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:    /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,

Its sole member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Executive Vice President, Secretary and Chief Financial Officer

Signature Page of Supplemental Indenture

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

GULPH MILLS ASSOCIATES, LLC

TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C.

UHS OF LANCASTER, LLC

UHS OF NEW ORLEANS, LLC

UHS OF OKLAHOMA, LLC

UHSL, L.L.C.

AZ HOLDING 4, LLC

UHS MIDWEST BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Executive Vice President and Chief Financial Officer

Signature Page of Supplemental Indenture

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton

Title:Vice President

Signature Page of Supplemental Indenture

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.

Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Executive Vice President, Secretary and Chief Financial Officer

Signature Page of Supplemental Indenture

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:   /s/ Steve Filton

Name: Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

UHS OKLAHOMA CITY LLC

UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.

Its sole member

By:   /s/ Steve Filton

Name: Steve Filton
Title:Executive Vice President and Chief Financial Officer

Signature Page of Supplemental Indenture

UHS OF SUMMITRIDGE, L.L.C.

By: UHS of Peachford, L.P.
Its sole member

By: UHS of Georgia, Inc.
Its general partner

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

DIAMOND GROVE CENTER, LLC

KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC

PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM,

LLC

SUNSTONE BEHAVIORAL HEALTH, LLC

TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

ATLANTIC SHORES HOSPITAL, LLC
EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH,

L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

BEHAVIORAL HEALTHCARE LLC

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC

HOLLY HILL HOSPITAL, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC

ROLLING HILLS HOSPITAL, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

BHC MESILLA VALLEY HOSPITAL, LLC

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

HHC PENNSYLVANIA, LLC

HHC POPLAR SPRINGS, LLC

KINGWOOD PINES HOSPITAL, LLC
SCHICK SHADEL OF FLORIDA, LLC

TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

HICKORY TRAIL HOSPITAL, L.P.
MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

H.C. PARTNERSHIP

By: H. C. Corporation
Its General Partner

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

Behavioral Health Management, LLC

Behavioral Health Realty, LLC

CAT Realty, LLC

CAT Seattle, LLC

MAYHILL BEHAVIORAL HEALTH, LLC

Psychiatric Realty, LLC

RR RECOVERY, LLC

Salt Lake Behavioral Health, LLC

Salt Lake Psychiatric Realty, LLC

UBH OF OREGON, LLC

UBH of Phoenix, LLC

UBH of Phoenix Realty, LLC

University Behavioral Health of El Paso, LLC

By: Ascend Health Corporation
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

abs lincs ky, llc
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.

Its sole member

By:   /s/ Steve Filton

Name: Steve Filton
Title:    Vice President

Signature Page of Supplemental Indenture

UHP LP

By: Island 77 LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

BEACH 77 LP

By: 2026 W. University Properties, LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P.

Its sole member

By: UHS of D.C., Inc.
Its general partner

By:   /s/ Steve Filton

Name: Steve Filton
Title: Vice President

Signature Page of Supplemental Indenture

UHS FUNDING, LLC

By: UHS of Delaware, Inc.

Its majority member

By:   /s/ Steve Filton

      Name: Steve Filton
      Title: Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc.

Its minority member

By:   /s/ Steve Filton

       Name: Steve Filton
       Title: Executive Vice President, Chief Financial Officer and Secretary

Signature Page of Supplemental Indenture

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.

Its minority member

By:   /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC

Its majority member

By: UHS of Delaware, Inc.

Its majority member

By:   /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Signature Page of Supplemental Indenture

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc.
Its sole member

By:   /s/ Steve Filton

Name:Steve Filton
Title:Vice President

Signature Page of Supplemental Indenture

SCHEDULE 1

GUARANTEEING SUBSIDIARIES

1.	Bloomington Meadows, General Partnership, a Tennessee general partnership
2.	Forest View Psychiatric Hospital, Inc., a Michigan corporation
3.	Ridge Outpatient Counseling, L.L.C., a Kentucky limited liability company
4.	Riverside Medical Clinic Patient Services, L.L.C., a California limited liability company